Registration No. 33-89188
Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 17	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 21	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering	Continuous

It is proposed that this filing will become effective (check appropriate space)

              immediately upon filing pursuant to paragraph (b) of Rule 485

    X       on April 30, 2008 pursuant to paragraph (b) of Rule 485

              60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (DATE) pursuant to paragraph (a)(1) of Rule 485

              this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under individual scheduled premium variable whole life insurance policies.

Prospectus

April 30, 2008

Variable CompLife®

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes an individual scheduled premium Variable Whole Life Insurance Policy that combines a minimum guaranteed death benefit with additional protection in an integrated policy design (the “Policy”). You may choose to invest your Net Premiums in up to ten Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
Small Cap Value Portfolio	Domestic Equity Portfolio
Mid Cap Growth Stock Portfolio	Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
International Equity Portfolio	Asset Allocation Portfolio
Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Focused Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which the it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	fund transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

After December 31, 2008, we will no longer issue the Policy described in this prospectus. The variable life insurance policies we offer after this date are described in separate prospectuses.

Contents of this Prospectus

PROSPECTUS

Variable CompLife®

•	Variable Whole Life Policy
•	Minimum Guaranteed Death Benefit with Additional Protection

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection. We guarantee the Minimum Guaranteed Death Benefit for the lifetime of the Insured so long as premiums are paid when due and no Policy Debt is outstanding. We guarantee the Additional Protection for a period of years defined in the Policy. Your Policy may also include variable paid-up additional insurance. Any Excess Amount or any adjustment required for certain tax purposes may also increase your Death Benefit. (See “Death Benefit.”)

Access to Your Values    You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will permit partial surrenders so long as the Policy that remains meets our regular size requirements. You may make a withdrawal from the Policy if the Excess Amount is sufficient. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security. (See “Loans and Withdrawals.”)

Flexibility    You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to our minimum requirements for the Minimum Guaranteed Death Benefit. You may increase the scheduled premium, or pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits. You may reduce or suspend payment of premiums within the limits provided in the Policy. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account, using as many as 10 Divisions at any time. Subject to certain limits, you may transfer accumulated amounts from one Division to another as often as 12 times in a Policy Year.

Optional Benefits    You may select two optional benefits for purchase under the Policy, a Waiver of Premium Benefit and an Additional Purchase Benefit. These optional benefits may not be available in all states.

Right to Return Policy    You may return the Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you receive the Policy. The amount of your refund will depend on state law.

Payment Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is included elsewhere in this prospectus. You may also call our Income Benefits Department at 1-866-269-2950 for more information.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal. (See “Tax Treatment of Life Insurance.”)

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value and Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Additional Protection from decreasing, you may be required to pay more premiums than originally planned.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience may reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals may increase the premium required to keep the Policy in force.

Variable CompLife® Prospectus

Policy Loan Risks    A loan, whether or not repaid, will affect your Cash Value and Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The effect may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    We will deduct a surrender charge if you request a surrender or partial surrender of your Policy, or the Policy becomes paid-up insurance before the payment of the premium due at the start of the 15th Policy Year. We permit withdrawals only if the Excess Amount is sufficient. The minimum amount for a withdrawal is $250. A maximum of four withdrawals is permitted per Policy Year. A partial surrender or withdrawal will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the total amount of premiums you have paid exceeds a defined limit; surrenders, withdrawals, and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Moreover, if excessive Policy loans cause a Policy to terminate, or if the Policy otherwise lapses out of force before the Insured dies, a tax liability may arise as a result with no value in the Policy with which to pay the liability. (See “Tax Treatment of Policy Benefits.”) Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Additional Protection from decreasing.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. See “Deductions and Charges” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, withdraw Excess Amount, surrender the Policy, make partial surrenders, or transfer amounts between the Divisions.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.25% of the premium[1]	3.5% of the premium (includes both “State Premium Tax Charge” and “OBRA Expense Charge”)
OBRA Expense Charge[2]	Upon each Premium Payment	1.25% of the premium
Sales Load	Upon each Premium Payment	4.5% of the premium	4.5% of the premium
Administrative Charge for Withdrawals	Upon a withdrawal of Excess Amount	Currently waived	$25
Administrative Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender	$216 plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection for the first Policy Year, graded down linearly each year to zero at the beginning of the tenth Policy Year	Same as current charge
Premium Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender before payment of a scheduled premium that is due at the beginning of the fifteenth Policy Year

Up to 40% of the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy Fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection[3]

Minimum: $0.264 per $1000 of Minimum Guaranteed Death Benefit (for a female, Issue Age 1, after the year 14 Premium Payment) + $0.824 per $1000 of Additional Protection

Same as current charge

Variable CompLife® Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge

Maximum: $38.16 per $1000 of Minimum Guaranteed Death Benefit + $26.304 per $1000 of Additional Protection (for a male, Issue Age 75, Premier Tobacco or Preferred Tobacco, after 5-10 years of Premium Payments)

Representative: $5.052 per $1000 of Minimum Guaranteed Death Benefit + $0.756 per $1000 of Additional Protection (for a male, Issue Age 35, Premier Non-Tobacco or Preferred Non-Tobacco, after 5-10 years of Premium Payments)

Fee for Transfer of Assets	Upon transfer of assets among the Divisions	Currently waived	$25
Expedited Delivery Charge	When express mail delivery is requested	$15 per delivery	The fee may increase but will not exceed our administrative or other costs associated with this charge
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer	The fee may increase but will not exceed our administrative or other costs associated with this charge

[1]	See “Information about the Policy—Premiums” for more information.
[2]

Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each Premium Payment to compensate us for corporate taxes.

[3]

The premium surrender charge is a percentage of the surrender charge base, the amount of which will vary depending upon whether you suspended the payment of scheduled premiums at any time during the first five Policy Years. The premium surrender charge percentage varies by Issue Age and typically increases between Policy Years one through five, remains levels in Policy Years five through ten, and declines in Policy Years eleven through fifteen to zero. For more information on the calculation of the premium surrender charge, see “Surrender Charges” in this prospectus.

[4]	We currently charge up to $50 for international wires.

Periodic Charges (Other than Portfolio Operating Expenses)

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Administrative Costs	Annually on the Policy Anniversary	$60	$84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection
Charge for Issuance Expenses	Annually on the Policy Anniversary for each of the first ten Policy Years	$24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection	Same as current amount
Charge for Guarantee of the Minimum Guaranteed Death Benefit	Annually on the Policy Anniversary	$0.12 per $1,000 of Minimum Guaranteed Death Benefit	Same as current amount
Charge for Cost of Insurance—Minimum and Maximum [1] Charge for Cost of Insurance—Representative[1]	Annually on the Policy Anniversary

Minimum: $0.69 per $1,000 of net amount at risk (for a female Insured age 10) [1]

Maximum: $1,000 per $1,000 of net amount at risk (at age 99)[1]

Representative: $1.69 per $1,000 of net amount at risk (for a male Insured age 35 in the Premier Non-Tobacco or Preferred Non-Tobacco underwriting classification)[1]

Same as current amount

Variable CompLife® Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Mortality and Expense Risks	Daily	Annual rate of .45% of the assets of the Separate Account[1]	Annual rate of .60%
Charge for Waiver of Premium Rider—Minimum and Maximum[2] Charge for Waiver of Premium Rider—Representative[2]	Annually on the Policy Anniversary to age 65	Minimum: 1.3% of premium (at Issue Age 0-9) Maximum: 5.1% of premium (at Issue Age 57) Representative: 2.5% of premium (at Issue Age 35)	Same as current amount
Charge for Additional Purchase Benefit[2]	Annually on the Policy Anniversary to age 40	Minimum: $0.54 per $1,000 of the benefit (at Issue Age 0)[3] Maximum: $2.21 per $1,000 of the benefit (at Issue Age 38)[3] Representative: $0.54 per $1,000 of the benefit (the most common Issue Age is 0)	Same as current amount
Extra Premium for Insureds Who Qualify as Sub-Standard Risks[2]	Annually on the Policy Anniversary and with each unscheduled premium

Up to $53.63 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection plus up to 37.2% of any (optional) additional premium[4]

Minimum: $0.66 per $1,000 of the benefit + 5.6% of additional premium paid (for a female, Issue Ages 0-3, Class 1 Non-Tobacco, with additional premium paid at ages 0-15)

Maximum: $53.63 per $1,000 of the benefit + 10.3% of additional premium paid (for a male, Issue Age 75, Class 9 Non-Tobacco or Class 7 Tobacco, with additional premium paid at age 75)

Representative: $3.76 per $1,000 of the benefit + 11.0% of additional premium paid (for a male, Issue Age 35, Class 2 Non-Tobacco or Standard Plus Tobacco, with additional premium paid at age 35)

Same as current amount
Charge for Mortality and Expense Risks and Expenses for Loans	Daily	Annual rate of 0.90% of the borrowed amount[1]	No maximum specified

[1]

See “Deductions and Charges—Charges Against the Policy Value” for more information about how we determine cost of insurance rates. The amounts of these deductions may be effectively reduced by the dividends we may pay on In Force Policies. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Financial Representative. We do not guarantee future dividends. (See “Annual Dividends.”) The cost of insurance rate shown in the table may not be representative of the charge that a particular Owner may pay. Request an illustration for personalized information from your Financial Representative. (See “Illustrations.”)

[2]	The charges shown in the table may not be representative of the charge that a particular Owner may pay.
[3]	The maximum benefit amount is $100,000.
[4]	Varies by age and underwriting classification.

Variable CompLife® Prospectus

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios offered by Northwestern Mutual Series Fund, Inc., Fidelity® Variable Insurance Products, and the Russell Investment Funds that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2007. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.20%	1.19%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.16%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.16%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2007, except as otherwise set forth in the notes to the table.

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	0.54%	0.01%	0.00%	0.00%	0.55%	0.55%
Small Cap Value Portfolio(1)	0.85%	0.01%	0.00%	0.01%	0.87%	0.87%
Mid Cap Growth Stock Portfolio	0.52%	0.00%	0.00%	0.00%	0.52%	0.52%
International Growth Portfolio(2)	0.66%	0.12%	0.00%	0.00%	0.78%	0.78%
International Equity Portfolio(3)	0.66%	0.04%	0.00%	0.00%	0.70%	0.63%
Mid Cap Value Portfolio(4)	0.85%	0.02%	0.00%	0.00%	0.87%	0.87%
Index 400 Stock Portfolio	0.25%	0.01%	0.00%	0.00%	0.26%	0.26%
Focused Appreciation Portfolio(5)	0.78%	0.02%	0.00%	0.00%	0.80%	0.80%
Growth Stock Portfolio	0.42%	0.00%	0.00%	0.00%	0.42%	0.42%
Large Cap Core Stock Portfolio	0.43%	0.00%	0.00%	0.00%	0.43%	0.43%
Domestic Equity Portfolio(6)	0.55%	0.01%	0.00%	0.00%	0.56%	0.56%
Equity Income Portfolio(7)	0.65%	0.02%	0.00%	0.00%	0.67%	0.67%
Index 500 Stock Portfolio	0.20%	0.00%	0.00%	0.00%	0.20%	0.20%
Asset Allocation Portfolio(8)	0.52%	0.06%	0.00%	0.00%	0.58%	0.54%
Balanced Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
High Yield Bond Portfolio	0.45%	0.02%	0.00%	0.00%	0.47%	0.47%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
Money Market Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio(9)	0.56%	0.10%	0.25%	0.00%	0.91%	0.91%

Russell Investment Funds
Multi-Style Equity Fund(10)	0.73%	0.15%	0.00%	0.00%	0.88%	0.88%
Aggressive Equity Fund(11)	0.90%	0.24%	0.00%	0.00%	1.14%	1.06%
Non-U.S. Fund(12)	0.90%	0.28%	0.00%	0.01%	1.19%	1.16%
Core Bond Fund(13)	0.55%	0.22%	0.00%	0.01%	0.78%	0.71%
Real Estate Securities Fund	0.80%	0.12%	0.00%	0.00%	0.92%	0.92%

(1)

Small Cap Value Portfolio    Northwestern Mutual Series Fund’s advisor, Mason Street Advisors, LLC (“MSA”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(2)

International Growth Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.10% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

Variable CompLife® Prospectus

(3)

International Equity Portfolio    MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2009.

(4)

Mid Cap Value Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(5)

Focused Appreciation Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.90% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(6)

Domestic Equity Portfolio    MSA has entered into a written expenses limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(7)

Equity Income Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(8)

Asset Allocation Portfolio    MSA has agreed to waive a portion of its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2009. In addition, MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(9)

VIP Mid Cap Portfolio    FMR (Fidelity Management & Research Company) has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued by FMR at any time.

(10)

Multi-Style Equity Fund    The Fund’s manager, Russell Investment Management Company (“RIMCo”) has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(11)

Aggressive Equity Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(12)

Non-U.S. Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(13)

Core Bond Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

The Company

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceeded $156.3 billion as of December 31, 2007. The Home Office of Northwestern Mutual is located is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

Variable CompLife® Prospectus

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products Fund III; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, i.e., such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing.

Variable CompLife® Prospectus

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectus for the Northwestern Mutual Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation*	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital**	N/A
*	High yield bonds are commonly referred to as junk bonds.
**	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.

Variable CompLife® Prospectus

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
Real Estate Securities Fund	Current income and long-term growth of capital

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

After December 31, 2008, we will no longer issue this Policy.

This prospectus describes the material provisions of the Policy. Since it is not intended to address all situations, the actual provisions of your Policy will control. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

The Policy Design

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the Insured if premiums are paid when due and no Policy Debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and underwriting classification and age of the Insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an Insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger Insureds and shorter for Insureds who are older, but will not be less than six years, or more than 46 years.

We place Net Premiums in the Divisions you select. The Net Premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by any charges, including the cost of insurance, which is based on the net amount at risk. This is the projected insurance amount, discounted at a net annual rate of 4%, less

Variable CompLife® Prospectus

the Policy Value. The cost of insurance also reflects the Attained Age of the Insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the Insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. The change in the Policy Value will depend, in part, on the investment performance of the Divisions you choose. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy Years, or you will need to pay additional premium to keep the Additional Protection from falling.

For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. You may request a sales illustration to show the impact on the Additional Protection of a particular average annual net investment rate of return. (See “Illustrations.”) Any excess Policy Value (“Excess Amount”) is simply added to the Death Benefit and the Cash Value, dollar for dollar, unless a greater increase in the Death Benefit is required to meet tax requirements for life insurance. (See “Excess Amount” and “Tax Treatment of Policy Benefits.”)

The Policy also allows you to pay additional premiums that may be used to increase Policy Value or, subject to the insurability of the Insured, to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

Requirements for Insurance

The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the Insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15), the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum also may apply in some other circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. (See “Special Policy for Employers.”) In all cases, the Minimum Guaranteed Death Benefit must be at least $1,000.

Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet underwriting requirements for the best three classifications are considered Premier Non-Tobacco, Preferred Non-Tobacco, and Standard Plus Non-Tobacco, respectively. The best two classes of smokers are considered Premier Tobacco and Preferred Tobacco, respectively. The premium depends in part on the underwriting classification. We charge a higher premium for Insureds who qualify as substandard risks, i.e., for Insureds who do not qualify for the underwriting classifications mentioned above. The amount of extra premium depends in part on the underwriting classification in which we place the Insured.

For Policies issued prior to January 1, 2005, we used a different underwriting classification system. Risks which would be considered Premier Non-Tobacco or Preferred Non-Tobacco under the current system were called Select. Risks which would be considered Premier Tobacco or Preferred Tobacco under the current system were called Standard.

Premiums

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy Year. Premiums are payable at our Home Office. You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We will not accept cash, money orders, traveler’s checks or “starter” checks received in the Home Office. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

Although we do not anticipate delays in our receipt and processing of applications or premiums, we may experience such delays to the extent applications or premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the issuance of Policies or the allocation of premiums (see “Allocations to the Separate Account”).

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule, and we permit Premium Payment under an authorized payment plan by electronic funds transfer from your bank. Even if you pay premiums more frequently than annually, we place the scheduled net annual premium in the Separate Account at the beginning of each Policy Year. We advance this amount on this date and we are reimbursed as we receive your Premium Payments during the Policy Year. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) Premium Payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of

Variable CompLife® Prospectus

paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Separate Account assets supporting the Policy to reflect the premiums due later in the Policy Year.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional Premium Payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semi-annual premium is equal to the annual premium times .5096 plus $1.35. For any frequency other than annual, the annual percentage rate (“APR”) will depend on the amount of the annual premium and the Premium Payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.nmfn.com. If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.

Annual Premium	Periodic Premium	Annual Sum of Periodic Premiums	Excess of Annual Sum of Periodic Premiums Over Annual Premium	Annual Percentage Rate (APR)
MONTHLY PREMIUMS
$ 1,000.00	$ 86.80	$ 1,041.60	$ 41.60	9.00%
5,000.00	432.00	5,184.00	184.00	7.97%
10,000.00	863.50	10,362.00	362.00	7.84%
QUARTERLY PREMIUMS
1,000.00	259.30	1,037.20	37.20	9.96%
5,000.00	1,288.50	5,154.00	154.00	8.24%
10,000.00	2,575.00	10,300.00	300.00	8.03%
SEMIANNUAL PREMIUMS
1,000.00	510.95	1,021.90	21.90	8.96%
5,000.00	2,549.35	5,098.70	98.70	8.06%
10,000.00	5,097.35	10,194.70	194.70	7.94%

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the Insured’s age and underwriting classification. The amount of the premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. (See “Requirements for Insurance.”) Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the Insured’s age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement, the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period. The premium rates for term insurance are set forth in the Policy. In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy Anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the Insured reaches age 80, but this right terminates as of the first Policy Anniversary on which you do not pay the increased premium when it is due.

Variable CompLife® Prospectus

You may suspend payment of scheduled premiums, at your option, if, as of 25 days prior to the Policy Anniversary on or before the due date of the premium, (1) the Excess Amount equals or exceeds one year’s minimum premium, plus the premium for any additional benefit, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. In addition, no withdrawals may have been made after a date 25 days prior to the previous Policy Anniversary. (See “Excess Amount.”) The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit and the Additional Protection. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. (See “Charges Against the Policy Value.”) While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. These charges are set forth in your Policy in the Table of Charges under Premium Suspension. You may resume payment of scheduled premiums as of any Policy Anniversary. You must resume payment of scheduled premiums as of the next Policy Anniversary if the Excess Amount, as of 25 days prior to the Policy Anniversary, is determined to be less than one year’s minimum premium plus the premium for any additional benefit. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. (See “Paid-Up Insurance.”)

The following table shows representative annual premiums for a Policy with an initial Death Benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male Premier NT or Preferred NT, Standard Plus NT and Premier T or Preferred T, at three ages.

Age at Issue	Minimum Guaranteed Death Benefit	Premium for Minimum Guaranteed Death Benefit	Additional Protection	Premium for Additional Protection	Total Premium
	PREMIER NON-TOBACCO or PREFERRED NON-TOBACCO
15	$200,000	$1,292	$200,000	$588	$1,880
35	200,000	2,610	200,000	1,010	3,620
55	200,000	6,618	200,000	3,320	9,938
	STANDARD PLUS NON-TOBACCO
15	$200,000	$1,406	$200,000	$608	$2,014
35	200,000	2,874	200,000	1,118	3,992
55	200,000	7,196	200,000	4,428	11,624
	PREMIER TOBACCO or PREFERRED TOBACCO
15	$200,000	$1,612	$200,000	$740	$2,352
35	200,000	3,362	200,000	1,310	4,672
55	200,000	8,650	200,000	6,380	15,030

Death Benefit

The Death Benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount, and any paid-up additional insurance. The amount payable under the Death Benefit is reduced by the amount of any Policy Debt outstanding and, if premiums are not paid on an annual basis, an adjustment for premiums used to purchase paid-up additional insurance that are due later in the Policy Year.

The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Separate Account assets will grow at a net annual rate of 4% after the Separate Account charges and the expenses of the Portfolios in which you invest. (See “Charges Against the Separate Account Assets.”) We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value unless the Policy has an Excess Amount. (See “Excess Amount.”) After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy Anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy Anniversary nearest the Insured’s 80th

Variable CompLife® Prospectus

birthday, but this right terminates the first time you do not pay any required increased premium when it is due.

The Policy Value represents the cumulative Net Premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional Net Premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy Anniversary, and any other charges. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. (See “Excess Amount.”) Any Excess Amount will increase the Death Benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily. The Policy Value and Excess Amount on the date of death will be used in the calculation of the Death Benefit.

We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. (See “Tax Treatment of Policy Benefits.”) These rules require that the Death Benefit will never be less than the Policy Value divided by the net single premium per dollar of Death Benefit. The required difference between the Death Benefit and the Policy Value is larger at younger ages than at older ages. The Policy provides for an increase in the Death Benefit to the extent required to meet this requirement. After the Death Benefit has been increased to meet this requirement, an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the Death Benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the Death Benefit.

The Death Benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the Attained Age of the Insured.

The amount payable under the Death Benefit will be reduced by the amount of any Policy Debt. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

Death Benefits, less any Policy Debt, may be paid under the payment plan that takes effect on the date of death of the Insured. Available payment plans include an interest income plan, installment income plans, and life income plans. The Owner may elect the payment plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. If the Owner fails to elect a payment plan, a beneficiary may elect a payment plan for Death Benefits payable to that beneficiary. A payment plan that is elected by the Policy Owner will take effect on the date of death of the Insured if notice of election is received in our Home Office while the Insured is living. In all other cases, the payment plan will take effect on the date of receipt of the notice of election. If no payment plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company on the date of death of the Insured. Benefits paid to beneficiaries of all or a portion of a Policy that has been assigned may not receive interest.

Policy Value and Paid-Up Additional Insurance

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability if you increase the scheduled additional premium. We do not permit increases in the scheduled additional premium after the Policy Anniversary nearest the Insured’s 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total Death Benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

Allocations to the Separate Account

We place the net annual premium in the General Account until the In Force Date. We will credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit Net Premium held in our General Account at any time and in our sole discretion.

On the In Force Date, we transfer and credit the first net annual premium for the Policy, including any net scheduled additional premium but less any applicable charges, to the Money Market Division of the Separate Account. We place the net scheduled annual premium in the Separate Account on each Policy Anniversary thereafter even if you are paying premiums other than on an annual frequency. With respect to those Premium Payments, we will process the premiums based upon the value of the units in the Divisions determined at the close of trading on the New York Stock Exchange (“NYSE”) (typically, 4:00 pm Eastern Time) for that day.

We will place net unscheduled premiums in the Separate Account as of the date they are received at a Network Office

Variable CompLife® Prospectus

or at our Home Office, provided the request is received in good order prior to the close of trading on the NYSE. “Good order” means that your request meets all the requirements necessary for us to process it, including, but not limited to, insurability, underwriting, and MEC-limit requirements. We will generally process the net unscheduled premiums based upon the value of the units in the Divisions as of the close of trading on the NYSE. If we receive the net unscheduled premiums on or after the close of trading on the NYSE, we will process the net unscheduled premiums using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Net premiums are premiums less the deductions from premiums. (See “Deductions from Premiums.”)

The Initial Allocation Date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. If you do not pay the initial premium with the application, the Initial Allocation Date is the latest of 45 days after the date of the completed application, 32 days after we approve the application or 32 days after the Policy date. On the Initial Allocation Date, the amount in the Money Market Division is invested in the Divisions as you have directed in the application for the Policy. You may change the allocation for future Net Premiums at any time by written request and the change will be effective for premiums placed in the Separate Account thereafter. Eligible Owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at www.nmfn.com. If you allocate any portion of a premium to a Division, the Division must receive at least 1% of that premium.

You may apportion the Separate Account assets supporting your Policy among as many as ten Divisions at any one time. We count the Money Market Division as one of the ten available Divisions if you are using it for any purpose, including the Initial Allocation Date procedure described above or dollar cost averaging.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below, you may change your allocation among Divisions and transfer accumulated amounts from one Division to another. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change your allocation among Divisions. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short term and excessive trading discussed below.

We will make the transfer based upon the net valuation of units in the affected Division after our receipt of your request for transfer at our Home Office, provided it is in good order. “Good order” means that your request meets all the requirements necessary for us to process it. You may request the transfer in writing at our Home Office, via Northwestern Mutual Express (1-800-519-4665) or via our website at www.nmfn.com. The ability to submit transfer instructions by telephone or the Internet (“electronic instructions”) must be made in accordance with our current telephone or Internet procedures. However, we are not required to accept electronic instructions, and we will not be responsible for losses resulting from transactions based on unauthorized electronic instructions, provided we follow procedures reasonably designed to verify the authenticity of electronic instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via electronic instructions.

If we receive your request in good order for transfer before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Although no fee is presently charged, we reserve the right to charge a fee that will cover the administrative costs of transfers. Transfer requests must be in whole percentages and in amounts greater than or equal to 1% of Invested Assets or the request will not be processed.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single

Variable CompLife® Prospectus

Policy during a Policy Year. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or initial allocations or changes in allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments, allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Deductions and Charges

Deductions from Premiums    We deduct a charge from each premium for state premium taxes and a portion of our federal corporate taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The 2.25% rate that we charge is what we have determined to be an average. We will charge 2.25% regardless of the state in which you live.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each Premium Payment to compensate us for corporate taxes. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the OBRA expense charge may each vary in amount.

We deduct a charge, or sales load, of 4.5% for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for costs in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we have assumed. (See “Charges Against the Separate Account Assets.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than distribution expenses, incurred in issuing the Policy. These

Variable CompLife® Prospectus

expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. (See “Surrender Charges.”)

We deduct an annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit.

To determine the net annual premium, we will also deduct any extra amounts we charge for Insureds who qualify as substandard risks, plus the cost of any additional benefits purchased with the Policy.

Charges Against the Policy Value    We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at a net annual rate of 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy Year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the Attained Age of the Insured. For Premier Non-Tobacco and Preferred Non-Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Non-Smoker Mortality Tables. For Premier Tobacco and Preferred Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. We also deduct a cost of insurance charge from the Cash Value of any paid-up additional insurance on each Policy Anniversary. If we receive an unscheduled premium on a day other than a Policy Anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy Year remaining. Our revenues attributable to this charge may exceed our costs attributable to this charge.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy Anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy Debt that may result from a withdrawal, a decrease in the face amount of insurance, or a change to variable benefit paid-up insurance.

Charges Against the Separate Account Assets    There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The current charge is at the annual rate of .45% of the assets of the Separate Account, not to exceed a maximum annual rate of .60%. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends.”)

The Policies provide that a charge for taxes may be made against the assets of the Separate Account. We are not currently making a separate daily charge on assets for such taxes. The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and attached Fund prospectuses.)

Transaction Charges    The Policy provides for a fee of up to $25 for a transfer of assets among the Divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

You may have the option of receiving funds via wire transfer or priority mail. A fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee is charged for priority mail. These fees may increase in order to cover our administrative or other expenses.

Surrender Charges    If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth Policy Year, we will deduct a surrender charge from the Policy Value. Similarly, we will deduct a surrender charge on a change to paid-up insurance. (See “Paid-Up Insurance.”) A table of surrender charges is in the Policy.

The surrender charge consists of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy Year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy Year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy Year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy Years, if you pay premiums more frequently than annually, we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

Variable CompLife® Prospectus

If none of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

	Premium Surrender Charge Percentage
For Policies surrendered after payment at the beginning of year	Issue age 65 and under	Issue age 75
1	24%	24%
2	28%	25.5%
3	32%	27%
4	36%	28.5%
5 through 10	40%	30%
11	32%	24%
12	24%	18%
13	16%	12%
14	8%	6%
15 and later	0%	0%

For Issue Ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charge will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an Insured ages 15-59, the surrender charge will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charge could equal or exceed the Policy Value but we will not apply the surrender charge to the value of any paid-up additional insurance.

We will permit partial surrenders of a Policy so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy, except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The Cash Value and the Death Benefit will be proportionately reduced. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charge (based on the change in the face amounts) if a partial surrender takes place before you have paid the scheduled premium that is due at the beginning of the fifteenth Policy Year.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Range of Total Annual Portfolio Operating Expenses” and the attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee that the premiums for the Minimum Guaranteed Death Benefit and the maximum charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses.

Cash Value

The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy Debt outstanding and the surrender charge. If you are not paying premiums on an annual basis, we reduce the Cash Value for any premiums due later in the Policy Year.

We determine the Cash Value for a Policy at the end of each valuation period (typically 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. Alternatively, you may stop paying premiums when due and request that we apply the Cash Value to provide a reduced amount of fixed or variable paid-up insurance. (See “Paid-Up Insurance.”) Surrender proceeds may be paid under a payment plan requested by the Owner at the time of surrender. Available payment plans include an interest income plan, installment income plans, and life income plans.

Annual Dividends

The Policy is eligible to share in the divisible surplus, if any, of the Company. This divisible surplus is determined each year. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. Decisions concerning the amount and appropriate allocation of divisible surplus are within the sole discretion of the Company’s Board of Trustees. There is no guaranteed method or formula for the determination of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results.

Variable CompLife® Prospectus

If you receive dividends, you may use them to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. (See “Excess Amount.”) If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance or to pay premiums, or you may receive the dividend in cash. We will use dividends to increase the Policy Value if you give us no direction. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or you may receive the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or you may receive the dividend in cash.

Loans and Withdrawals

Described below are certain terms and conditions that apply when you borrow or withdraw amounts under the Policy. For information on the tax treatment on loans and withdrawals, see “Tax Treatment of Policy Benefits” and consult with your tax advisor.

Loans    You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center (1-866-424-2609). Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in good order. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs.

We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. If the premium loan provision is in effect and Premium Payments are not suspended, a loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan.

Interest on a Policy loan accrues at an annualized rate of interest. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the Policy loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%.

A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and Cash Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of Cash Value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.

Withdrawals    You may make a withdrawal if the Excess Amount is sufficient. (See “Excess Amount.”) A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy Debt outstanding. A maximum of four withdrawals are permitted per Policy Year. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the Divisions.

A withdrawal of Policy Value decreases the Death Benefit by the same amount. If the Death Benefit for a Policy has been increased to meet the federal tax requirements for life

Variable CompLife® Prospectus

insurance, the decrease in the Death Benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy Anniversary following written notice to you.

Excess Amount

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends are used to increase Policy Value, (4) a 4% level annual net rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy Year.

Paid-Up Insurance

If you do not pay a premium when due or within the 31-day grace period, and the Policy does not qualify for suspension of Premium Payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection before or during the grace period.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) The minimum Cash Value for fixed benefit paid-up insurance is $1,000. If the Cash Value is less than $1,000 as of the last day of the grace period, we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the Cash Value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of Cash Value plus any Policy Debt as a net single premium at the Attained Age of the Insured. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance, these amounts are guaranteed. For variable paid-up insurance, neither the Death Benefit nor the Cash Value is guaranteed. Paid-up insurance remains in force for the lifetime of the Insured unless you surrender the Policy or the Policy terminates. While the Policy is in force as either fixed or variable benefit paid-up insurance, the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy Debt and the Policy loan interest rate will continue, and interest on the Policy loan will continue to accrue. (See “Loans and Withdrawals.”)

Reinstatement

If a premium is due and remains unpaid at the end of the grace period, and the Policy does not qualify for premium suspension, the Policy will lapse (i.e., terminate as of the date the premium was due and no longer be in force), unless it is continued as paid up insurance. The Policy may be reinstated after lapse while the Insured is alive within three years after the premium due date. The Insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and variable paid-up additional insurance as if: minimum premiums had been paid when due; investment earnings for all Divisions, less charges against the Separate Account, had been credited at an annual effective rate of 4% for the period from the due date of the overdue premium to the date of reinstatement; and loan interest, less charges by the Company for expenses and taxes, had been credited to the Policy Value and to the Cash Value of variable paid-up additional insurance at an annual effective interest rate of 4% from the due date of the overdue premium until the date of reinstatement. We will make an adjustment for any Policy Debt or the debt may be reinstated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will not reflect a reduction for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments after Surrender

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender proceeds in connection with a request to void a surrender or a partial surrender if the request is received by the Company within a reasonable time after the surrender proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender proceeds may vary in accordance with our administrative procedures. The returned surrender proceeds will be reinvested at the unit value next determined after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender proceeds, satisfactory evidence or insurability, and any Premium Payments due. If at the time of reinvestment the underwriting classification of the Insured is the same as or better than the classification at the time of

Variable CompLife® Prospectus

surrender or withdrawal, the charges and expenses under the Policy will not change. If the underwriting classification of the Insured is not the same as or better than the classification at the time of surrender or withdrawal, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender proceeds will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value, variable paid-up additional insurance, and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender proceeds were not in the Policy. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Return Policy

You may return a Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you receive the Policy. You may mail or deliver the Policy to the Financial Representative who sold it or to our Home Office. The amount of your refund depends on state law. In some states, the amount of the refund will be the premium you paid; in others, the refund will be the sum of the amounts deducted from the premium plus the Policy Value on the date we receive a written request for the Policy cancellation at our Home Office. In either event, any amounts returned to you may reflect any Policy Debt you have incurred. If the Policy is returned, we will consider the Policy void from the beginning.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account (“Fixed Benefit Policy”). You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The Fixed Benefit Policy will be on the life of the same Insured and will have the same initial guaranteed Death Benefit, Policy Date and Issue Age. The premiums and Cash Values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

You may also exchange a Policy for a Fixed Benefit Policy if any of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio. You will be given notice of any such change and will have 60 days to make the exchange.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner or prospective purchaser of a Policy.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. After the Policy is issued, you may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest insurance under the Policy after the insurance has been in force during the lifetime of the Insured for two years from the date of issue or two years from the effective date of a reinstatement. If there is an increase in insurance because of an increase in scheduled premiums or payment of an unscheduled premium, and the increase was subject to insurability requirements, the increase will not be contestable after it has been in force during the lifetime of the Insured for two years from the date of issuance of the increase.

Suicide    If the Insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals and less the Cash Value of any variable paid-up insurance surrendered.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits    If available in your state, there are two optional benefits available for purchase under the Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability. If you select one or both of these optional benefits, you will be subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any charge will continue to be

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assessed (1) as long as the benefit remains in force; (2) until we have paid the benefit; or (3) until you decide you no longer need the benefit and let us know in writing at our Home Office. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Benefit Payment Plans    The Policy provides a variety of payment plans for Policy benefits. A Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment    So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of a surrender, partial surrender, withdrawal, Death Benefit proceeds, loan, or payment plan benefits until the check or draft has been honored.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment on surrender is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, partial surrender, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Policy Value supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

If we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports and Financial Statements

For each Policy Year, you will receive a statement showing the Death Benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. These statements will show your apportioned amounts among the Divisions. The Invested Assets may exceed the Cash Value of your Policy, because the Cash Value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy Year. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any Policy loan.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your premiums are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information, call 1-888-455-2232.

Special Policy for Employers

A reduced minimum amount applies for Policies where the insurance involves an employer-sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the Insured’s age when the Policy is issued. Premium rates for term insurance are set forth in the Policy.

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These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the Insured or the Insured’s beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the Minimum Guaranteed Death Benefit and the initial amount of Additional Protection.

For certain situations where the insurance involves an employer-sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we may send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your Policy number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review Policy values and unit values, transfer among investment options, change the allocation and obtain Division performance information. With your ID and password, you can also visit our website (www.nmfn.com) to access fund performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also transfer accumulated amounts among Divisions and change the allocation of future contributions online. For enrollment information, please visit our website (www.nmfn.com). We reserve the right to limit, modify, or suspend our acceptance of electronic instructions at any time with or without notice. If you have questions about making a surrender, please call your Financial Representative or the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount expressed in whole percentages or fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate the models at any time.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Policy upon your request. The illustrations show how the Death Benefit minus Policy Debt, Invested Assets and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the Insured and will reflect such factors as the amount of Minimum Guaranteed Death Benefit and amount of Additional Protection that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

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Tax Treatment of Policy Benefits

General    The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

Section 2010 of the Code provides a $2 million estate tax exclusion for 2008 and a $3.5 million exclusion for 2009. The exemption amount for gift tax purposes is $1 million for 2008 to 2010. The top estate, gift and generation skipping transfer tax rate is 45% in 2008 and 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax rate is reduced to 35%. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exclusion amount and 50% maximum tax rate) will be reinstated. It is generally believed that the estate and generation skipping tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

The definitional test under the Code is currently based on mortality tables adopted in 1980 or earlier. However, for policies materially changed after 2008, the test will be based on 2001 mortality tables. Because the Policy will not satisfy the definitional test using 2001 mortality tables, you will not be permitted to make certain changes to your Policy after 2008 (as defined by Notice 2004-61).

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

Internal Revenue Service Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of separate account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the Owner were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Cash Value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See “Other Tax Considerations.”)

As a general rule, the proceeds from a surrender or withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends, whether paid in cash or applied to increase Policy Value, purchase paid-up additional insurance or pay premiums, are taxed as withdrawals with a resulting reduction in basis. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to increase Policy Value, purchase paid-up additional insurance or pay premiums. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy lapses to no value or is surrendered, the loan will be repaid from the Cash Value of the Policy and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. If the Policy lapses to paid-up insurance or extended term insurance, the loan will be repaid from the Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed Cash Value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the limitations noted above regarding changes after 2008, a Policy may be exchanged tax-free for another life

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insurance policy, an endowment contract or an annuity contract covering the same Insured. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain first basis). Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts    A Policy will be classified as a modified endowment contract if the cumulative premiums paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Cash Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the Death Benefit, a change in the level of Premium Payments, and certain other changes. A material change could occur as a result of an increase in the Death Benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of Cash Value, by electing a Fixed Paid-Up option within the first seven years, or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy, but do not include dividends retained by the Company to increase Policy Value, purchase paid-up additional insurance or pay premiums. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Business Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be Insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee

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earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

On September 11, 2007, the Treasury and Internal Revenue Service issued Notice 2007-61 that established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Split-Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

United States Treasury Department and Internal Revenue Service regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under, the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules is December 31, 2008. Congress is also considering limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides a safe harbor formula for valuing variable life insurance that is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy Year. These rules do not apply to split-dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, Premium Payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate and state inheritance taxes.

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Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy, and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of the premium paid during the first Policy Year; 6% of the premium paid in

Policy Years 2-10; and 2.75% of Premium Payments thereafter. We may pay new registered representatives differently during a training period. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her manager. The Company pays compensation and bonuses for the management team of NMIS and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they are eligible for various cash benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. Certain registered representatives and managers of NMIS may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Glossary of Terms

ADDITIONAL PROTECTION

The additional coverage provided by the Policy, guaranteed for a certain number of years provided Premium Payments are made where due and dividends are used to increase Policy Value.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

A Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. The Fund is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin, Milwaukee, Wisconsin 53202-4797.

IN FORCE DATE

The date on which the initial net Premium Payment is transferred from the General Account to the Separate Account.

INITIAL ALLOCATION DATE

The date identified in the Policy on which we allocate Net Premium to the Divisions of the Separate Account according to the Owner’s instructions.

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INSURED

The person named as the Insured on the application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

NET PREMIUM

The amount of Premium Payment remaining after premium charges have been deducted.

NETWORK OFFICE

A principal office of a general agent of the Company.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of Insured; and

4. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The sum of Invested Assets and Policy Debt, excluding any cash value of variable paid-up insurance.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account

Variable CompLife® Prospectus

Additional Information

More information about Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-888-455-2232. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable CompLife® Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

Variable CompLife® Prospectus

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2008

VARIABLE COMPLIFE®

An individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

After December 31, 2008, we will no longer issue the Policy described in this Statement of Additional Information. The Policies we will offer after December 31, 2008 are described in separate Prospectuses and Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2007, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2007	$56,984,188
2006	$61,533,181
2005	$81,916,793

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2007, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2007, and for the year then ended are hereby incorporated by reference to Form N-30D for the Account, File No. 811-3989, filed on March 3, 2008. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2007	2006
Assets:
Bonds	$76,842	$70,564
Common and preferred stocks	9,525	9,228
Mortgage loans	20,833	19,363
Real estate	1,499	1,489
Policy loans	11,797	10,995
Other investments	8,749	7,930
Cash and temporary investments	2,547	2,885

Total investments	131,792	122,454

Due and accrued investment income	1,395	1,291
Net deferred tax assets	1,461	1,198
Deferred premium and other assets	2,195	2,112
Separate account assets	19,704	18,047

Total assets	$156,547	$145,102

Liabilities and Surplus:
Reserves for policy benefits	$109,573	$101,481
Policyowner dividends payable	5,024	4,632
Interest maintenance reserve	709	644
Asset valuation reserve	3,687	3,093
Income taxes payable	683	515
Other liabilities	5,061	5,006
Separate account liabilities	19,704	18,047

Total liabilities	144,441	133,418

Surplus	12,106	11,684

Total liabilities and surplus	$156,547	$145,102

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2007	2006	2005
Revenue:
Premiums	$13,242	$12,149	$11,363
Net investment income	7,568	7,073	6,543
Other income	545	511	494

Total revenue	21,355	19,733	18,400

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,641	5,049	4,577
Net additions to policy benefit reserves	7,807	7,234	6,445
Net transfers to separate accounts	484	492	664

Total benefits	13,932	12,775	11,686

Commissions and operating expenses	2,009	1,894	1,774

Total benefits and expenses	15,941	14,669	13,460

Gain from operations before dividends and taxes	5,414	5,064	4,940

Policyowner dividends	5,012	4,628	4,269

Gain from operations before taxes	402	436	671
Income tax expense	21	17	57

Net gain from operations	381	419	614
Net realized capital gains	619	410	310

Net income	$1,000	$829	$924

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2007	2006	2005

Beginning of year balance	$11,684	$10,381	$8,934

Net income	1,000	829	924

Change in net unrealized capital gains (losses)	(12)	581	343

Change in net deferred tax assets	165	337	237

Change in nonadmitted assets and other	(137)	70	(84)

Change in asset valuation reserve	(594)	(514)	27

Net increase in surplus	422	1,303	1,447

End of year balance	$12,106	$11,684	$10,381

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2007	2006	2005
Cash flows from operating activities:
Premiums and other income received	$9,495	$8,634	$8,074
Investment income received	7,424	6,893	6,347
Benefit payments to policyowners and beneficiaries	(5,904)	(5,274)	(4,794)
Net transfers to separate accounts	(474)	(482)	(657)
Commissions, expenses and taxes paid	(2,148)	(2,202)	(2,000)

Net cash provided by operating activities	8,393	7,569	6,970

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	64,980	51,695	72,406
Common and preferred stocks	6,099	6,088	3,969
Mortgage loans	2,940	3,413	2,585
Real estate	177	65	120
Other investments	1,175	1,693	1,389

	75,371	62,954	80,469

Cost of investments acquired:
Bonds	70,890	56,372	77,345
Common and preferred stocks	5,594	5,777	3,896
Mortgage loans	4,422	4,659	3,464
Real estate	151	107	261
Other investments	2,401	2,099	2,661

	83,458	69,014	87,627

Disbursement of policy loans, net of repayments	802	730	515

Net cash applied to investing activities	(8,889)	(6,790)	(7,673)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	198	69	52
Other cash applied	(40)	(87)	(174)

Net cash provided by (applied to) financing and other activities:	158	(18)	(122)

Net increase (decrease) in cash and temporary investments	(338)	761	(825)
Cash and temporary investments, beginning of year	2,885	2,124	2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

Cash and temporary investments, end of year	$2,547	$2,885	$2,124

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are generally based on the “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”). See Notes 2 and 11 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3 and 14 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $113 million and $102 million of investments in oil and natural gas production at December 31, 2007 and 2006, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs,

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the NAIC does not provide accounting guidance for oil and gas investments.

Other investments also include low income housing tax credit investments, leveraged leases and derivative financial instruments. See Note 3 for a description of the Company’s investments in leveraged leases and Note 4 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserve liabilities.

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each respective policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $36 million and $27 million at December 31, 2007 and 2006, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $120 million and $104 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $78 million, $77 million and $71 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2007, 2006 and 2005.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. If necessary, valuation adjustments are made for bonds with SVO ratings of “6” and for bonds with a decline in fair value that management considers to be other-than-temporary. At December 31, 2007 and 2006, the reported statement value of bonds was reduced by $123 million and $102 million, respectively, of valuation adjustments.

Disclosure of estimated fair value for bonds is primarily based upon values published by the SVO. In the absence of SVO-published values, estimated fair value is based upon quoted market prices of identical or similar assets, if available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value of bonds at December 31, 2007 and 2006 were as follows:

December 31, 2007	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$6,081	$653	$(3)	$6,731
States, territories and possessions	244	39	(3)	280
Special revenue and assessments	13,408	146	(115)	13,439
All foreign governments	342	28	(2)	368
Public utilities	6,407	177	(94)	6,490
Banks, trust and insurance companies	11,146	260	(263)	11,143
Industrial and miscellaneous	39,214	834	(849)	39,199

Total	$76,842	$2,137	$(1,329)	$77,650

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

December 31, 2006	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2007 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement Value	Estimated Fair Value
	(in millions)

Due in one year or less	$1,714	$1,816
Due after one year through five years	11,238	11,428
Due after five years through ten years	23,141	23,017
Due after ten years	16,694	17,491

	52,787	53,752

Mortgage-backed and structured securities	24,055	23,898

Total	$76,842	$77,650

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is primarily based upon values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding the reported statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is primarily based upon values

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

published by the SVO. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For preferred stocks without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

If necessary, valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2007 and 2006, the reported statement value of common and preferred stocks was reduced by $160 million and $117 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized capital losses. At December 31, 2007 and 2006, the reported statement value of mortgage loans was reduced by $5 million and $0, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2007 were 8.3% and 5.3%, respectively, while these rates during 2006 were 7.3% and 5.2%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during each of 2007 and 2006 was 63%, with a maximum of 100% for any single loan during each of 2007 and 2006.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized capital loss. At each of December 31, 2007 and 2006, the reported statement value of real estate was reduced by $21 million of valuation adjustments.

At December 31, 2007 and 2006, the reported statement value of real estate included $213 million and $186 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the estimated residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2007 and 2006, the reported statement value of leveraged leases was $335 million and $339 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the reported statement value of the lease. Valuation adjustments are reported as a realized capital loss. At each of December 31, 2007 and 2006, the reported statement value of leveraged leases was reduced by $14 million of valuation adjustments.

Investment Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31, 2007			For the year ended December 31, 2006			For the year ended December 31, 2005
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
				(in millions)
Bonds	$465	$(327)	$138	$243	$(497)	$(254)	$454	$536)	$(82)
Common and preferred stocks	1,415	(246)	1,169	1,193	(241)	952	909	(196)	713
Mortgage loans	—	(10)	(10)	1	—	1	3	(1)	2
Real estate	65	—	65	18	—	18	64	(1)	63
Other investments	306	(568)	(262)	207	(357)	(150)	140	(177)	(37)

	$2,251	$(1,151)	1,100	$1,662	$(1,095)	567	$1,570	$(911)	659

Less: IMR gains (losses)			144			(261)			(61)
Less: Capital gains taxes			337			418			410

Net realized capital gains			$619			$410			$310

Proceeds from the sale of bond investments totaled $56 billion, $44 billion and $62 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Realized capital losses (before IMR deferrals and capital gains taxes) included $156 million, $74 million and $276 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2007, 2006 and 2005, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2007 and 2006, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

	December 31, 2007
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$13,098	$12,466	$(632)	$17,873	$17,200	$(673)
Common and preferred stocks	1,895	1,609	(286)	160	127	(33)

Total	$14,993	$14,075	$(918)	$18,033	$17,327	$(706)

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

Changes in net unrealized capital gains and losses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Bonds	$98	$58	$(43)
Common and preferred stocks	(367)	466	304
Other investments	178	264	198

	(91)	788	459
Change in deferred taxes	79	(207)	(116)

Change in net unrealized capital gains (losses)	$(12)	$581	$343

Changes in net unrealized capital gains (losses) included losses of $53 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively, of valuation adjustments for declines in fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain debt and structured securities that include exposure to mortgage loans to below-prime

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

borrowers. These investments are reported as bonds in the consolidated statement of financial position and valued at amortized cost, less any valuation adjustments. At December 31, 2007, the reported statement value of sub-prime and Alt-A investments was $22 million and $565 million, respectively. At December 31, 2007, the estimated fair value of sub-prime and Alt-A investments was $21 million and $551 million, respectively.

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate reported statement value of loaned securities was $3.0 billion and $3.2 billion at December 31, 2007 and 2006, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2007 and 2006, unrestricted cash collateral held by the Company of $3.0 billion and $3.2 billion, respectively, is included in cash and invested assets, and the offsetting collateral liability of $3.0 billion and $3.2 billion, respectively, is included in other liabilities in the consolidated statement of financial position. At December 31, 2007 and 2006, additional non-cash collateral of $643 million and $876 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives designated as hedges that meet the specific correlation requirements for statutory hedge accounting are reported in the financial statements on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for statutory hedge accounting, are reported in the financial statements at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported in the financial statements on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company has not taken positions in derivatives for income generation purposes.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, performing ongoing surveillance of counterparties’ credit standing, adhering to established limits for credit exposure to any single counterparty and through use of collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The Company held the following derivative positions at December 31, 2007 and 2006:

	December 31, 2007			December 31, 2006
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Cash Flow Hedges:

Interest rate floors	$1,250	$19	$38	$1,250	$20	$22
Swaptions	1,458	45	39	1,031	36	21
Foreign currency swaps	787	—	(76)	666	—	(28)
Construction loan forwards	—	—	—	1	—	—
Foreign currency covers	19	—	19	2	—	2
Interest rate swaps	102	—	12	102	—	8
Interest rate basis swaps	40	—	—	120	—	—
Commodity swaps	4	(1)	(1)	10	—	—

Fair Value Hedges:

Credit default swaps	420	2	2	199	(2)	(2)
Foreign currency forwards	2,474	5	5	2,269	(18)	(18)
Short fixed income futures	2,356	—	—	869	—	—
Short equity index futures	—	—	—	180	—	—
Purchased put options	—	—	—	—	—	—
Equity collars	11	—	—	—	—	—
Total return swaps	283	(6)	(6)	—	—	—

Replications:

Fixed income	489	—	17	104	—	1
Long equity index futures	204	—	—	27	—	—
Long fixed income futures	1,783	—	—	2,227	—	—

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties.

The statement value of derivatives is reported as other investments in the consolidated statement of financial position.

Fair value is estimated as the amount that the Company would expect to receive or pay in an arms-length termination of the derivative contract as of the reporting date. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as unrealized capital gains or losses. Upon maturity or termination of derivatives reported at fair value, realized capital gains and losses are reported.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate the market risk for anticipated investments in GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates from a counterparty at a predetermined price for up to ten years in the future. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate foreign exchange risk pending execution of trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used primarily to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable interest rate index and a specified fixed rate of interest, applied to the notional amount of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in other cases it does not. No unrealized gains or losses were recognized during 2007, and unrealized losses of $3 million were recognized during 2006 on contracts that did not qualify for hedge accounting.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts representing the difference between the rates of return on two different reference indices, applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting. No unrealized gains or losses were recognized during 2007 or 2006 on these contracts.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable energy commodity price and a specified fixed energy commodity price, applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting. Unrealized losses of $1 million and $300 thousand were recognized during 2007 and 2006, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Unrealized gains of $3 million and $1 million were recognized during 2007 and 2006, respectively, on contracts that did not qualify for hedge accounting.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to deliver to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting. Unrealized gains of $23 million and unrealized losses of $31 million were recognized during 2007 and 2006, respectively, on these contracts.

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting. Unrealized losses of $17 million and unrealized gains of $28 million were recognized during 2007 and 2006, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date, applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting. Unrealized gains of $2 million and unrealized losses of $1 million were recognized during 2007 and 2006, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting. No unrealized gains or losses were recognized during 2007 or 2006 on these contracts.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on the specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting. Unrealized losses of $1 million were recognized during 2007, and no unrealized gains or losses were recognized during 2006 on these contracts.

Total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable equity index return and a specified fixed rate of return, applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting. Unrealized losses of $6 million were recognized during 2007, and no unrealized gains or losses were recognized during 2006 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indices and cash market instruments. Fixed income

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $3 million and $1 million during 2007 and 2006, respectively. Realized losses of $1 million and realized gains of $2 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported in the financial statements at fair value, with changes in fair value reported as unrealized gain or loss until the contracts are terminated. The average fair value of open contracts was $225 million and $41 million during 2007 and 2006, respectively. Realized gains of $4 million and $6 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported in the financial statements at fair value, with changes in fair value reported as unrealized gain or loss until the contracts are terminated. The average fair value of open contracts was $1,402 million and $1,266 million during 2007 and 2006, respectively. Realized gains of $56 million and $24 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2007 and 2006 are summarized below:

	December 31,
	2007	2006
	(in millions)

Life insurance reserves	$98,166	$90,489
Annuity reserves and deposit liabilities	5,616	5,358
Disability and long-term care unpaid claims and claim reserves	3,612	3,555
Disability and long-term care active life reserves	2,179	2,079

Total reserves for policy benefits	$109,573	$101,481

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2007, the Company had $1.1 trillion of total life insurance in-force, including $12 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2007 and 2006, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2007	2006
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$638	$600
- at book value less surrender charge of 5% or more	125	104
- at book value without adjustment	3,247	3,166

Not subject to discretionary withdrawal	1,606	1,488

Total	$5,616	$5,358

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion at each of December 31, 2007 and 2006. The table below provides a summary of the changes in these reserves for the years ended December 31, 2007 and 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

	For the year ended December 31,
	2007	2006
	(in millions)

Balance at January 1	$3,555	$3,373

Incurred related to:
Current year	462	482
Prior year	31	119

Total incurred	493	601

Paid related to:
Current year	(17)	(19)
Prior year	(419)	(400)

Total paid	(436)	(419)

Balance at December 31	$3,612	$3,555

Changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2007 and 2006 were as follows:

	December 31, 2007		December 31, 2006
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$169	$80	$175	$86

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Ordinary renewal	1,782	1,471	1,759	1,447
Total deferred and uncollected premiums	$1,951	$1,551	$1,934	$1,533

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2007 and 2006:

	December 31,
	2007	2006
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$16,526	$15,083
Not subject to discretionary withdrawal	2,977	2,755
Non-policy liabilities	201	209

Total separate account liabilities	$19,704	$18,047

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million attributable to GMDB at each of December 31, 2007 and 2006.

Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2007 and 2006 were $1.7 billion and $1.6 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2007, 2006 and 2005:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,866	$1,719	$1,721
Transfers from separate accounts	(1,382)	(1,227)	(1,043)

	484	492	678
Reconciling adjustments:
Mortality, breakage and taxes	—	—	(14)
Net transfers to separate accounts	$484	$492	$664

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

8.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $41 million and $38 million to the qualified employee retirement plan during the years ended December 31, 2007 and 2006, respectively, and expects to contribute $35 million in 2008.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $0 and $23 million to the postretirement benefit plans during the years ended December 31, 2007 and 2006, respectively. No contributions are expected during 2008.

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2007 and 2006, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
Fair value of plan assets at January 1	$2,533	$2,264	$85	$57
Changes in plan assets:
Actual return on plan assets	216	275	7	8
Company contributions	41	38	—	23
Actual plan benefits paid	(49)	(44)	(3)	(3)

Fair value of plan assets at December 31	$2,741	$2,533	$89	$85

Projected benefit obligation at January 1	$2,310	$2,233	$211	$208
Changes in benefit obligation:
Service cost of benefits earned	86	79	27	23
Interest cost on projected obligations	136	127	12	11
Projected gross plan benefits paid	(57)	(50)	(13)	(12)
Projected Medicare Part D reimbursement	—	—	2	2
Experience losses (gains)	(20)	(79)	5	(21)

Projected benefit obligation at December 31	$2,455	$2,310	$244	$211

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2007 and 2006 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2007	% of Total	2006	% of Total	2007	% of Total	2006	% of Total
	(in millions)
Bonds	$1,142	42%	$1,130	45%	$37	42%	$38	45%
Preferred stock	9	0%	9	0%	—	0%	—	0%
Public common stock	1,477	54%	1,334	53%	48	54%	45	53%
Private equities and other	113	4%	60	2%	4	4%	2	2%

Total assets	$2,741	100%	$2,533	100%	$89	100%	$85	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $2.0 billion and $1.9 billion at December 31, 2007 and 2006, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2007 and 2006 are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
PBO	$56	$63	$224	$232
ABO	33	37	—	—

The following table summarizes the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2007, 2006 and 2005 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2007	2006	2005	2007	2006	2005
Projected benefit obligation:
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%

Net periodic benefit cost:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2007. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The PBO for postretirement benefits at December 31, 2007 assumed an annual increase in future retiree medical costs of 7.5%, grading down to 5% over five years and remaining level thereafter. At December 31, 2006 the comparable assumption was for an annual increase in future retiree medical costs of 8% grading down to 5% over six years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2007 by $23 million and net periodic postretirement benefit expense for the year ended December 31, 2007 by $5 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2007 and net periodic postretirement benefit expense for the year ended December 31, 2007 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2007 and 2006:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
Fair value of plan assets	$2,741	$2,533	$89	$85
Projected benefit obligation	2,455	2,310	244	211

Funded status	286	223	(155)	(126)

Unrecognized net experience losses	298	332	25	20
Unrecognized initial net asset	(544)	(544)	—	—
Additional minimum liability	(13)	(14)	—	—
Nonadmitted asset	(433)	(378)	—	—

Net pension liability	$(406)	$(381)	$(130)	$(106)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $13 million, $14 million and $10 million at December 31, 2007, 2006 and 2005, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2007, 2006 and 2005 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$85	$79	$72	$27	$23	$20
Interest cost on projected obligations	136	127	118	12	11	11
Amortization of experience gains and losses	4	20	15	1	1	1
Amortization of initial net asset	—	(13)	(20)	—	—	—
Expected return on plan assets	(202)	(180)	(166)	(7)	(5)	(4)

Net periodic benefit cost	$23	$33	$19	$33	$30	$28

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2008 through 2017 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2008	$69	$14
2009	77	16
2010	86	18
2011	96	21
2012	107	22
2013-2017	758	152

	$1,193	$243

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2007, 2006 and 2005 the Company expensed total contributions to these plans of $28 million, $27 million and $25 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2007 and 2006 were reported net of ceded reserves of $1.5 billion and $1.4 billion, respectively.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Direct premium revenue	$14,007	$12,890	$12,078
Premiums ceded	(765)	(741)	(715)

Net premium revenue	$13,242	$12,149	$11,363

Direct benefit expense	$14,518	$13,263	$12,161
Benefits ceded	(586)	(488)	(475)

Net benefit expense	$13,932	$12,775	$11,686

In addition, the Company received $182 million, $180 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2007 and 2006 that were considered by management to be uncollectible.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NML – CBO, LLC
Northwestern Investment Management Company, LLC	JYD Assets, LLC
Northwestern Mutual Wealth Management Company

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The major components of current income tax expense in the consolidated statement of operations were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Tax payable on ordinary income	$131	$103	$113
Tax credits	(110)	(86)	(56)

Total current tax expense	$21	$17	$57

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 16%, 1% and 16% for the years ended December 31, 2007, 2006 and 2005, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $252 million, $412 million and $318 million for the years ended December 31, 2007, 2006 and 2005, respectively. Income taxes paid in 2007 and prior years of $1.6 billion are available at December 31, 2007 for refund claims in the event of future tax losses.

Federal income tax returns for 2003 and prior years are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position represents taxes payable at the respective reporting date plus an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2007 were as follows:

(in millions)
Balance at January 1, 2007	$583
Additions based on tax positions related to the current year	81
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	—

Balance at December 31, 2007	$664

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Included in the balance at December 31, 2007 are $591 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest, the potential disallowance of the shorter deductibility period would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2007, 2006 and 2005, the Company recognized $34 million, $(7) million and $16 million, respectively, in interest. The Company had approximately $73 million and $39 million accrued for the payment of interest at December 31, 2007 and 2006, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2007 and 2006 were as follows:

	December 31,
	2007	2006	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$885	$832	$53
Investments	40	160	(120)
Policy benefit liabilities	1,893	1,816	77
Benefit plan obligations	434	385	49
Guaranty fund assessments	11	7	4
Nonadmitted assets	65	61	4
Other	157	130	27

Gross deferred tax assets	3,485	3,391	94

Deferred tax liabilities:
Premiums and other receivables	572	569	3
Investments	1,450	1,622	(172)
Other	2	2	—

Gross deferred tax liabilities	2,024	2,193	(169)

Net deferred tax assets	$1,461	$1,198	$263

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2007 and 2006, the Company’s gross deferred tax assets were less than this limit by $445 million and $705 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At each of December 31, 2007 and 2006, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $464 million and $473 million at December 31, 2007 and 2006, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $130 million, $194 million and $257 million at December 31, 2007, 2006 and 2005, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million for each of the years then ended.

During 2007, the Company received dividends from Russell in the amount of $56 million. These dividends are reported as net investment income in the consolidated statement of operations.

The Company has invested in notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. At December 31, 2007 and 2006, these notes were valued at amortized cost and reported as bonds in the consolidated statement of financial position with a reported statement value of $180 million and $212 million, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

12.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $150 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $351 million at December 31, 2007. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.4 billion at December 31, 2007 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonable to estimate, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2007 and 2006.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2007.

13.	Related Party Transactions

During each of 2007 and 2006, the Company transferred certain investments from its general account to wholly-owned subsidiaries as a capital contribution. The aggregate statement value of investments transferred during 2007 was $45 million, which was approximately equal to fair value. The aggregate statement value and fair value of investments transferred during 2006 were $308 million and $406 million, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During 2007, the Company invested $300 million of seed money in 15 new variable annuity mutual funds managed by an unconsolidated subsidiary. At December 31, 2007, these investments had a fair value of $321 million and are reported as common stock in the consolidated statement of financial position.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of mutual fund investments from the Mason

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Street Funds at fair value, with realized and unrealized capital gains of $68 million reported by the Company during 2006 from these redemptions. Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. The Company held shares in the successor funds with aggregate fair values of $830 million and $763 million at December 31, 2007 and 2006, respectively, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2007 and 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair values of $288 million and $254 million, respectively.

During 2005, the Company and its subsidiaries redeemed $14 million and $79 million, respectively, of mutual fund investments from the Mason Street Funds at fair value. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 from these redemptions.

14.	Fair Value of Financial Instruments

The estimated fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2007 and 2006 were as follows:

	December 31, 2007		December 31, 2006
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$76,842	$77,650	$70,564	$71,449
Common and preferred stocks	9,525	13,626	9,228	12,441
Mortgage loans	20,833	21,160	19,363	19,735
Real estate	1,499	2,653	1,489	2,573
Policy loans	11,797	13,305	10,995	12,130
Other investments	8,749	10,838	7,930	10,092
Cash and temporary investments	2,547	2,547	2,885	2,885

Liabilities:
Investment-type insurance reserves	$4,336	$4,121	$4,161	$3,960

The estimated fair value of bonds is generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The estimated fair value of common and preferred stocks and other equity securities is generally based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company’s investment in Russell. The estimated fair value of mortgage loans is based on discounted future cash flows using market interest rates for debt with comparable credit risk and maturities. The estimated fair value of real estate is based on

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

discounted future cash flows using market interest rates. The estimated fair value of policy loans is based on discounted future cash flows using market interest rates, including assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated based on discounted future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated based on discounted future tax benefits using market interest rates. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay in an arms-length termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance reserves is based on discounted future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP
January 22, 2008

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(a)

Form of Policies -

(1) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex distinct)

(2) Variable Whole Life

Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex neutral for employers)

(3) Forms of Optional Riders to Variable Whole Life Insurance Policy QQ.VCL:

(i)   Waiver of Premium Benefit

(ii) Additional Purchase Benefit

Exhibits A(5)(a), A(5)(b), A(5)(c), and A(5)(d) to Form S-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed May 31, 2001
(d)(b)

Form of Policies –

(Referenced to Exhibits 1.A.(5)(a), 1.A.(5)(b), 1.A.(13)(i), and 1.A.(13)(ii) filed with Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 33-89188 on February 8, 1995)

(1)    Variable Life Insurance Policy, QQ.VCL (sex distinct)

(2)    Variable Life Insurance Policy, QQ.VCL, including an Amendment to Variable Whole Life with Additional Protection. (sex neutral: for employers)

(3)    Forms of Optional Riders to Variable Whole Life Insurance Policy QQ.VCL:

(i)   Waiver of Premium Benefit

(ii) Additional Purchase Benefit

Exhibit (d)(b) to Form N-6 Post-Effective Amendment No. 14 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed March 24, 2006

(e)	Form of Life Insurance Application 90-1 L.I.(0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed April 28, 2005
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form S-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable

(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(j)(b)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(j)(c)	Power of Attorney	Filed herewith.
(j)(d)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 24, 2008	Filed herewith.
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 24, 2008	Filed herewith.
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii) and Method of Computing the Adjustment in Payments and Cash Values for Conversions Pursuant to Rule 6e-2(b)(13)(v)(B)	Exhibit (q) to Form N-6 Post-Effective Amendment No. 16 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed April 20, 2007.

Item 27. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2008

Name	Business Address

Robert C. Buchanan	Fox Valley Corporation 100 West Lawrence Street (54911) P.O. Box 727 Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	ARZU 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Reinhart Boener Van Deuren, sc 1000 North Water Street Suite 2100 Milwaukee, WI 53202

James P. Hackett	Steelcase, Inc. 901 – 44th Street Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc. 1437 South Boulder Tulsa, OK 74119

Dale E. Jones	Leadership Development Revolution LLC 1717 Rhode Island Avenue, NW 7th Floor Washington, DC 20036

Stephen F. Keller	101 South Las Palmas Avenue Los Angeles, CA 90004

Margery Kraus	APCO Worldwide 700 12th Street, NW, Suite 800 Washington, DC 20005

David J. Lubar	Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	Addison-Clifton, L.L.C. 13555 Bishop’s Court Suite 245 Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation 201 East Seven Hills Road P.O. Box 998 Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling 599 Lexington Avenue, Room 1064 New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2008

Name	Title
Edward J. Zore	President and Chief Executive Officer
Rebekah B. Barsch	Vice President (Wealth Management)
William H. Beckley	Executive Vice President (Agencies)
Robert J. Berdan	General Counsel and Secretary
Michael G. Carter	Vice President (Field Compensation and Planning)

Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Senior Vice President (Real Estate)
Gloster B. Current	Vice President (Corporate Affairs) and Assistant to the President
Mark G. Doll	Senior Vice President (Public Markets)
Christina H. Fiasca	Senior Vice President (Agency Services)
Kimberley A. Goode	Vice President (Communications)
Karl C. Gouverneur	Vice President (Information Systems)
John M. Grogan	Vice President (Disability Income)
Thomas G. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
William C. Koenig	Senior Vice President and Chief Actuary
John L. Kordsmeier	Vice President (Enterprise Solutions)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Senior Vice President (Enterprise Operations)
Raymond J. Manista	Vice President (Corporate Planning)
Meridee J. Maynard	Senior Vice President (Life Product)
Gregory C. Oberland	Executive Vice President (Insurance and Technology)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	Chief Financial Officer and Chief Investment Officer
Marcia Rimai	Executive Vice President (Business Integration Services)
Timothy G. Schaefer	Vice President (Information Systems)
John E. Schlifske	Executive Vice President (Investment Products and Services and Affiliates)
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Senior Vice President (Agencies)
David W. Simbro	Vice President (Long Term Care)
Paul J. Steffen	Vice President (Agencies)
Donald G. Tyler	Vice President (IPS Products and Sales)
Martha M. Valerio	Vice President (Information Systems)
Conrad C. York	Vice President (Marketing)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2007

Name	Title

Donald C. Kiefer	VP Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Actuary
Arthur V. Panighetti	VP Actuary
Andrew P. Ware	VP Actuary

Mark S. Bishop	Regional VP
Glen W. De Zeeuw	VP Agency Dev
Somayajulu Durvasula	VP Agency Dev
Michael S. Ertz	VP- Recruiting & Administration
Mark J. Gmach	Regional VP

Name	Title

Daniel J. O’Meara	Regional VP Field Supv
Charles J. Pendley	VP Agency Dev
Paul J. Steffen	Vice President-Agencies

Bethany M. Rodenhuis	VP Audit

Robert J. Johnson	Director Compliance Oversight and Review
Timothy Nelson	Director Market Conduct
Jeffrey B. Williams	VP Compliance Risk Mgmt & Chief Compliance Officer NMIS

Jason T. Anderson	Assistant Director Tax
Gwen C. Canady	Director Corporate Reporting
Barbara E. Courtney	Director Mutual Fund Accounting
Walter M. Givler	VP Accounting Policy
David K. Nunley	Director Tax
Stephen R. Stone	Director Investment Accounting

John M. Abbott	Director-Field Investigations
Carl E. Amick	VP-Risk Management Operations
Maryann Bialo	Asst. Director DI Benefits
Pamela C. Bzdawka	Assistant Director-SIU
Janice L. Chase	Asst. Director-Large Case
Stephen J. Frankl	Director-Sales Strategy and Support
Sharon A. Hyde	Asst. Director DI Benefits
Cynthia Lubbert	Asst. Director-DI Underwriting
Timothy P. Murphy	Director-DI Individual Sales
Steve P. Sperka	Director DI Benefits
Cheryl L. Svehlek	Director-Administration

Laila V. Hick	Director of Field Supervision
Karla D. Hill	Asst. Director of Distribution Operations
Joanne M. Migliaccio	Director of Distribution Operations
Daniel A. Riedl	VP Distribution Policies and Operations

Robyn S. Cornelius	Director Dist Planning
David J. Dorshorst	Director of Field Comp
Allen M. Kluz	Director of Field Benefits
Troy W. McMahan	Director of FCP Systems
Jay J. Miller	VP Advanced Planning
William H. Taylor	Director of Financial Security Planning

Pency P. Byhardt	VP of Field Development
Steven C. Mannebach	Director Field Development

Douglas P. Bates	VP Federal Relations
Steven M. Radke	VP Leg & Reg Relations
Karl G. Gouverneur	VP & Chief Architect
Robert J. Kowalsky	VP Information Systems
Mary Beth Van Groll	VP Information Systems

Name	Title

Todd M. Jones	Director – IPS Finance

David A. Eurich	Director – IPS Training, Marketing & Communications
Carol J. Flemma	Director – IPS Events
Martha M. Kendler	Director – IPS Annuity Products
Arleen J. Llewellyn	Director – Business Integration
Mac McAuliffe	National Sales Director – IPS – Sales
Michael J. Mihm	Director – IPS Business Development
Ronald C. Nelson	Director – IPS Research & Product Support
Jeffrey J. Niehaus	Director – IPS Business Retirement Markets
Richard P. Snyder	Director – IPS Brokerage Services
David G. Stoeffel	VP IPS Investment Product Lines
Kellen A. Thiel	Director – IPS Advisory Products
Brian D. Wilson	Director – IPS Marketing & Sales
Robert J. Wright	Director – IPS Strategic Partnerships Product Support

Don P. Gehrke	Director – Retail Investment Operations
Patricia J. Hillmann	Director – Annuity Customer Service
Meg E. Jansky	Director – IPS Systems and Projects
Allan J. McDonell	Director – ICS Operations
Lisa A. Myklebust	Asst. Director – IPS Systems and Projects
Todd O. Zinkgraf	Director – Annuity Operations

Mark J. Backe	Asst. General Counsel & Asst. Secretary
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Melissa J. Bleidorn	Asst. General Counsel & Asst. Secretary
Sandra L. Botcher	Asst. General Counsel & Asst. Secretary
Anne T. Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
M. Christine Cowles	Asst. General Counsel & Asst. Secretary
Domingo G. Cruz	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Marcia E. Facey	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary
John K. Garofani	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Timothy J. Gerend	VP and Insurance & Distribution Counsel
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Elizabeth S. Idleman	Asst. General Counsel & Asst. Secretary
David B. Kennedy	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Abimbola O. Kolawole	Asst. General Counsel & Asst. Secretary

Name	Title
Carol L. Kracht	VP, Deputy General Counsel & Investment Counsel
Elizabeth J. Lentini	Asst. General Counsel & Asst. Secretary
Sally J. Lewis	Asst. General Counsel & Asst. Secretary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Dean E. Mabie	Asst. General Counsel & Asst. Secretary
Steve Martinie	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
James L. McFarland	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Timothy A. Otto	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	Asst. General Counsel & Asst. Secretary
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Sarah E. Schott	Asst. General Counsel & Asst. Secretary
Rodd Schneider	VP & Litigation Counsel
David Silber	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Associate General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
Karen J. Stevens	Asst. General Counsel & Asst. Secretary
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Rachel L. Taknint	VP, Dept. Planning & Operations & Assoc General Counsel
John M. Thompson	Asst. General Counsel & Asst. Secretary
Douglas D. Timmer	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Andrew T. Vedder	Asst. General Counsel & Asst. Secretary

Jeffrey S. Marks	Director Special Projects
David R. Remstad	VP Specialty Markets
Jane Ann Schiltz	VP Business Markets
Paul W. Skalecki	Director Life Products

Gregory A. Gurlik	Director Long Term Care Product Development
Terese J. Capizzi	Director Long Term Care Administration

Name	Title
John K. Wilson	Director Long Term Care Sales Support
Mollie A. Kenny	Regulatory Consultant

Conrad C. York	VP-Marketing

Carrie L. Bleck	Director Policyowner Services
Sherri L. Schickert	Director Policyowner Services
Sandra K. Scott-Tyus	Director Policyowner Services
Diane P. Smith	Asst. Director Policyowner Services
Natalie J. Versnik	Director Policyowner Services

Mark W. Humphrey	Director-Architecture Construction Environmental Services
Donna L. Lemanczyk	Director-Investment Closing
Thomas M. Sanders	Director – Ad Valorem Tax
Warren L. Smith	Asst. Director-Architecture

Patrick J. McKeown	Investment Research Consultant

Karla J. Adams	Asst. Director Investment Risk Management
Donald Forecki	Director Investment Operations
Jeffrey J. Krygiel	Risk Management Quantitative Analyst
Karen A. Molloy	Director Banking & Cash Management
Paul B. Tews	Director Investment Planning
Patricia A. Zimmermann	Director Investment Technology & Development

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director Life Lay Standards
Robert K. Gleeson	VP & Medical Director
Thomas C. Guay	VP Underwriting Standards
Wayne F. Heidenreich	Medical Director
Jill Mocarski	Medical Director
Joel S. Weiner	Medical Director
Daniel D. Zimmerman	Asst. Medical Director

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2008 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 1, 2008)

Name of Subsidiary	Jurisdiction of Incorporation

Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Foxkirk, LLC – 100% ownership	Delaware
Frank Russell Company – 90.86% ownership	Washington
Frank Russell Investment Management Company – 90.86% ownership	Washington
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
Jerusalem Avenue Property, LLC – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
JYD Assets, LLC – 100% ownership	Delaware
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Lion, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NM RE Funds, LLC – 100% ownership	Delaware
NM Regal, LLC – 100% ownership	Delaware
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware

NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[2] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 90.86% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Solar Resources, Inc. – 100% ownership	Wisconsin
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Strategic Employee Benefit Services of New Mexico, Inc. – 100% ownership	New Mexico
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.
(2)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D.	Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a)        NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2008, the directors and officers of NMIS are as follows:

Name	Position

Jason T. Anderson	Assistant Treasurer
William H. Beckley	Director
Mark S. Bishop	Regional Vice President, Field Supervision
Christine Bordner	Assistant Director, Market Conduct
Pency Byhardt	Vice President, Field Development
Michael G. Carter	Vice President, Field Compensation & Planning
Eric P. Christophersen	Vice President, Compliance/Best Practices
David J. Dorshorst	Director, Compensation Services
Michael S. Ertz	Vice President, Agency Administration
Christina H. Fiasca	Director, Senior Vice President, Field Compensation, Training & Development
Anne A. Frigo	Director, Insurance and Investment Management
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Rhonda K. Haight	Assistant Director, IPS Platforms
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Diane B. Horn	Director, NMIS Compliance; Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Christopher L. Johnston	Regional Vice President, Sales
Todd M. Jones	Treasurer, Financial and Operations Principal
Martha M. Kendler	Director, Annuity Products
Dwight Larkin	Assistant Director- Retail Investment Services & SROP, Municipal Securities Principal, MSRB Contact
Werner Loots	Regional Vice President, Field Supervision
Jean M. Maier	Director; Senior Vice President, Insurance Operations

James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Director, Field Training & Development
Jeffrey S. Marks	Director, Sales Development
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	National Sales Director
Allan J. McDonell	Assistant Director, Annuity Operations and Municipal Securities Principal
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, Business Development
Bryan A. Miller	Compliance Registered Options Principal (CROP)
Jay W. Miller	Vice President, Advanced Financial Security Planning
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Daniel J. O’Meara	Regional Vice President, Field Supervision
Michael J. Patkunas	Regional Vice President, Sales
Chris E. Peterson	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Nora M. Platt	Assistant Secretary
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
John E. Schlifske	Director; President and CEO
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Vice President, IPS Investment Client Services
Todd M. Schoon	Senior Vice President, Agencies
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Assistant Director, Variable Life Product
David G. Stoeffel	Vice President –Product Line
Paula A. Storniolo	POS Variable Life Compliance Coordinator
William H. Taylor	Director, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Donald G. Tyler	Vice President, IPS
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support
Todd O. Zinkgraf	Director, Annuity Operations

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)	NMIS, the principal underwriter, received $56,984,188 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 24th day of April, 2008.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ROBERT J. BERDAN	By:	/s/EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 24th day of April, 2008.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ROBERT J. BERDAN	By:	/s/EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Trustee, President and
/s/EDWARD J. ZORE	Chief Executive Officer;
Edward J. Zore	Principal Executive Officer

/s/GARY A. POLINER	Chief Financial Officer and
Gary A. Poliner	Chief Investment Officer;
Principal Financial Officer

/s/JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/STEPHEN F. KELLER*	Trustee
Stephen F. Keller

/s/KATHRYN D. WRISTON*	Trustee
Kathryn D. Wriston

/s/BARRY L. WILLIAMS*	Trustee
Barry L. Williams

/s/ROBERT C. BUCHANAN*	Trustee
Robert C. Buchanan

/s/H. MASON SIZEMORE, JR.*	Trustee
H. Mason Sizemore, Jr.

/s/JOHN J. STOLLENWERK*	Trustee
John J. Stollenwerk

/s/GEORGE A. DICKERMAN*	Trustee
George A. Dickerman

/s/JOHN E. STEURI*	Trustee
John E. Steuri

/s/PETER M. SOMMERHAUSER*	Trustee
Peter M. Sommerhauser

/s/JAMES P. HACKETT*	Trustee
James P. Hackett

/s/JOHN M. BREMER*	Trustee
John M. Bremer

/s/DAVID A. ERNE*	Trustee
David A. Erne

/s/MARGERY KRAUS*	Trustee
Margery Kraus

/s/CONNIE K. DUCKWORTH*	Trustee
Connie K. Duckworth

/s/ULICE PAYNE, JR.*	Trustee
Ulice Payne, Jr.

/s/DAVID J. DRURY*	Trustee
David J. Drury

/s/HANS HELMEICH*	Trustee
Hans Helmerich

/s/DALE E. JONES*	Trustee
Dale E. Jones

/s/DAVID J. LUBAR*	Trustee
David J. Lunbar

*By:	/s/EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 24, 2008

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 17 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(j)(c)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 24, 2008	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 24, 2008	Filed herewith